EXHIBIT 10.3

GUARANTORS’ RATIFICATION

The undersigned Guarantors hereby reaffirm their continuing obligations under the terms of the certain Guaranty and Suretyship Agreement dated June 22, 2012 (as amended, restated, replaced and/or modified from time to time, the “Guaranty”), and acknowledge that (i) they have read the Fifth Amendment to Revolving Credit, Term Loan and Security Agreement, (ii) the Obligations under the Revolving Credit, Term Loan and Security Agreement dated June 22, 2012, as has been and is being and may further be amended, restated, modified and/or extended from time to time, are secured by their Guaranty, and (iii) they make such reaffirmation with full knowledge of the terms thereof.

ATTEST:		HUDSON HOLDINGS, INC.

/s/ Stephen P. Mandracchia		By:	/s/ Kevin J. Zugibe
Name:	STEPHEN P. MANDRACCHIA		Name:	KEVIN J. ZUGIBE
Title:	Secretary		Title:	Chief Executive Officer

ATTEST:		HUDSON TECHNOLOGIES COMPANY

/s/ Stephen P. Mandracchia		By:	/s/ Kevin J. Zugibe
Name:	STEPHEN P. MANDRACCHIA		Name:	KEVIN J. ZUGIBE
Title:	Secretary		Title:	Chief Executive Officer

Dated: April 8, 2016